PORTIONS OF THIS EXHIBIT IDENTIFIED BY "***" HAVE BEEN DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE FREEDOM OF INFORMATION ACT.


                                                                 EXHIBIT 10(b)-1

                            BAY GAS STORAGE CO., LTD.

                                  P.O. Box 1368
   Telephone                  Mobile, Alabama 36633                 Fax
(334) 476-2720                                                 (334) 478-5817


                                  July 19, 2000



Mr. Alan Kilpatrick
Southern Company Services, Inc.
600 N. 18th Street
Birmingham, AL 35291

Re: Modification of the Storage Service Agreement FSMC99, date April 1, 1999, between Bay Gas Storage Company, Ltd. and Southern Company Services, Inc. (the "Contract")

Dear Alan:

Southern Company Services, Inc. as Agent for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company and Savannah Electric and Power Company ("Southern Company") and Bay Gas Storage Company, Ltd. ("Bay Gas") (collectively referred to herein as "Parties") have executed the above-referenced Contract under which Bay Gas provides certain natural gas storage services to Southern Company. The Parties wish to modify the Contract to include the following provisions:

Beginning April 1, 2001 and continuing for the term of the Contract, quantities as shown in Article 1.1 shall be amended to read as follow:

     (a) Firm Withdrawal - a Firm Maximum Daily Withdrawal Quantity ("FMDWQ") of *** MMBtu per day and;

          Interruptible Withdrawal - an Interruptible Maximum Daily Withdrawal Quantity ("IMDWQ") of *** MMBtu per day;

     (b) Firm Storage - a Firm Maximum Storage Quantity (" FMSQ") in the Storage Facilities equal to *** MMBtu.

     (c) Firm Injection - a Firm Maximum Daily Injection Quantity ("FMDIQ") of *** MMBtu per day and;

          Interruptible Injection - an Interruptible Maximum Daily Injection Quantity ("IMDIQ") of *** MMBtu per day.


In addition, beginning April 1, 2001 and continuing for the term of the Contract, the Exhibit "A" attached hereto will replace the existing Exhibit "A". All other terms and conditions of the Contract remain in effect.

The Parties have negotiated a separate storage service agreement (Number FMSE00, dated August 1, 2000) and agree to execute this modification contemporaneously with the execution of the separate storage service agreement number FMSE00.

If the provisions described herein are agreeable to Southern Company, please signify your acceptance by executing two originals of this letter and returning both to my attention. I will forward one fully executed original for your files.

Thank you for your help in this matter.




                                                 Sincerely,

                                                 /s/ Greg Welch

                                                 Greg Welch
                                                 Director - Storage Marketing



Southern Company Services, Inc., as agent      MGS Storage Services, Inc.
for Alabama Power Company, Georgia Power       General Partner of
Company, Mississippi Power Company, and        Bay Gas Storage Company, Ltd.
Savannah Electric and Power Company

By: /s/ A. J. Topazi                           By:  /s/ W. G. Coffeen, III

Title:  Vice President                         Title:  Vice President

Agreed and accepted this                       Agreed and accepted this
24th day of  July 2000                         1st day of August 2000

                                   EXHIBIT "A"

TO STORAGE AGREEMENT ("CONTRACT") BETWEEN BAY GAS STORAGE
COMPANY, LTD. AND SOUTHERN COMPANY SERVICES, INC.

                                                                                         MINIMUM
POINT(S) OF RECEIPT                                  INJECTION QUANTITY                 PRESSURE
-------------------                                  ------------------                 --------
                                                          (MMBtus)                       (PSIG)
Interconnection between the Storage
Facilities and the pipeline facilities of
FGT in Mobile County, Alabama                               ***                            625
(Interconnect ID: BG- 1002)

Interconnection between the Storage
Facilities and the pipeline facilities of
KOCH GATEWAY  in Mobile County, Alabama                     ***                            575
(Interconnect ID: BG-1003)

Gas may be scheduled for delivery at either or all of the Points of Receipt, in quantities up to the maximum quantities indicated for each such Point, but the cumulative total of deliveries at all Points of Receipt shall not exceed the maximum quantity indicated for any single Point, unless otherwise agreed by Company.

                                                                                         FMDWQ
                                                                                       --------
                                                                                       (MMBtus)
POINT(S) OF DELIVERY
Interconnection between the Storage Facilities and
the pipeline facilities of FGT in Mobile County, Alabama                                  ***
(Interconnect ID: BG-1002)

Interconnection between the Storage Facilities and
the pipeline facilities of KOCH GATEWAY  in
Mobile County, Alabama                                                                    ***
(Interconnect ID: BG-1003)

Interconnection between the Storage
Facilities and the facilities of FGT at
Olin in Washington County, Alabama                                                        ***
(Interconnect ID: BG-1005)

The weld connection between the Storage Facilities and Alabama Power Company's pipeline downstream of the Bay Gas metering facility at Plant Barry in
Mobile County, Alabama  (Interconnect ID: BG-1006)                                        ***

Gas may be scheduled for delivery at either or all of the Points of Delivery, in quantities up to the maximum quantities indicated for each such Point, but the cumulative total of deliveries at all Points of Delivery shall not exceed the maximum quantity indicated for any single Point, unless otherwise agreed by Company.